UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  January 25, 2005

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11 Commerce Drive, Cranford, New Jersey,            07016
   (Address of Principal Executive Offices)              (Zip Code)

(908) 272-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

        On January 25, 2005, Mack-Cali Realty, L.P. (the “Company”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), completed the sale of $150 million of senior unsecured notes (the “Notes”). The Company received net proceeds of approximately $148.1 million from the sale of the Notes. The Notes were priced on January 12, 2005, mature on January 15, 2015 and bear interest at 5.125%, with interest payable semiannually on January 15 and July 15 of each year outstanding, beginning July 15, 2005. The Company used the net proceeds from the sale of the Notes to reduce outstanding borrowings under its $600 million unsecured revolving credit facility and for general corporate purposes. The Company may redeem the Notes at any time upon payment of a make-whole amount.

        The Notes are being issued under an indenture dated as of March 16, 1999 (the “Indenture”) by and among the Company, as issuer, the General Partner, as guarantor, and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by supplemental indenture no. 10 dated as of January 25, 2005 (the “Supplemental Indenture”) by and between the Company and the Trustee. The material terms of the Indenture, as amended by the Supplemental Indenture, provide for the issuance of the Notes on the terms set forth in the preceding paragraph and include certain representations, warranties and covenants, conditions to closing and other obligations of the Company, the General Partner and the Trustee that are customary in an underwritten public offering, including those terms and conditions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

        In connection with the foregoing, the Company hereby files the following documents:

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
4.1	Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali
Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 10 dated as of January 25, 2005, by and between Mack-Cali Realty,
L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Form of 5.125% Note due 2015.

      * Filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY, L.P. By: Mack-Cali Realty Corporation, its general partner

Dated: January 26, 2005	By: /s/ BARRY LEFKOWITZ —————————————— Barry Lefkowitz Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali
Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 10 dated as of January 25, 2005, by and between Mack-Cali Realty,
L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Form of 5.125% Note due 2015.

      * Filed herewith.